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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Robert F. Olson, Chairman of the Board, President and Chief Executive Officer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

       (1) the Quarterly Report on Form 10-Q, as amended by Amendment No. 1, of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the applicable requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       Dated: April 21, 2004

                               /s/ Robert F. Olson
                               -------------------
                                 Robert F. Olson
          Chairman of the Board, President and Chief Executive Officer